EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of Beverly Holdings, Inc. (the "Company"), on Form 10-KSB/A for the year ended September 30, 2002, Vincent Traina hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

         1. The annual report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         2. The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 15, 2002.



                                             /s/ Vincent Traina
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